Supplement to the Prospectus and Statement of Additional Information

Legg Mason Partners Investment Grade Bond Fund,

An Investment Portfolio of

Legg Mason Partners Investment Funds, Inc.

The following information supersedes certain information in the fund’s Prospectus and Statement of Additional Information, dated May 1, 2006, as supplemented from time to time.

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. S. Kenneth Leech, Stephen A. Walsh and Jeffrey D. Van Schaick are the current members of the portfolio management team. James V. Nelson has retired from Western Asset Management and is no longer a member of the team. Carl L. Eichstaedt is no longer a member of the team.

Dated: March 20, 2007

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